UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC  20549


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December
27, 1995


                SOUTHEASTERN PUBLIC SERVICE COMPANY
               -------------------------------------
      (Exact name of registrant as specified in its charter)


DELAWARE           1-4351                 13-5534018
-------------       -----------         ------------
(State or other     (Commission         (I.R.S. Employer
jurisdiction of     File No.)           Identification No.)
incorporation of
organization)


2001 N.W. 107th Avenue
Miami, Florida                               33172
--------------------------------             ----------
(Address of principal executive office)      (Zip code)


Registrant's telephone number, including area code:(305)
593-6565




               ------------------------------------
                (Former name or former address, if
                    changed since last report)

Item 5.   Other Events.

     On December 27, 1995, the Registrant and Triarc
Companies, Inc., the parent corporation of the Registrant, announced that the Registrant has delivered to the indenture trustee for its 11 7/8% Senior Subordinated
Debentures due February 1, 1998 (the "Debentures") a notice of redemption with respect to all of its outstanding
Debentures. The redemption is scheduled to occur on February 22, 1996. Upon completion of the redemption of the Debentures, the Registrant intends to file a Form 15 with the Securities and Exchange Commission and to cease filing reports under the Securities Exchange Act of 1934, as amended.

     A copy of the notice of redemption and press release are being filed herewith as exhibits hereto and are incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

     (c)  Exhibits

     4.1  Notice of Redemption for Registrant's 11 7/8%
          Senior Subordinated Debentures due February 1,
          1998
     99.1 Press release dated December 27, 1995

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SOUTHEASTERN PUBLIC SERVICE COMPANY


Date:  December 27, 1995 By:  Joseph A. Levato
                              -----------------
                              Joseph A. Levato
                              Executive Vice President and
                              Chief Financial Officer

                           Exhibit Index


Exhibit
No.            Description                        Page No.
--------       ------------                       --------

4.1            Notice of Redemption for Registrant's
               11 7/8% Senior Subordinated Debentures
               due February 1, 1998
99.1           Press release dated December 27, 1995